                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                                  Datum, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                [DATUM INC LOGO]

                                 9975 TOLEDO WAY
                            IRVINE, CALIFORNIA 92618


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001


To the Stockholders of Datum Inc.:

        Please take notice that the Annual Meeting of Stockholders of Datum Inc. (the "Company") will be held at the DoubleTree Hotel, Irvine Spectrum, 90 Pacifica Avenue, Irvine, California, on Thursday, June 14, 2001, at 10:00 a.m. local time, for the following purposes:

        1. To elect three directors to Class II of the Company's Board of Directors to serve until the 2003 Annual Meeting of Stockholders; and

        2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        At the Annual Meeting, the Board of Directors intends to present Erik H. van der Kaay, Louis B. Horwitz and Alfred F. Boschulte as the nominees for election to the Board of Directors.

        Only stockholders of record on the books of the Company at the close of business on May 7, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Annual Meeting in person. A majority of the outstanding shares must be represented at the Annual Meeting in order to transact business. Consequently, if you are unable to attend in person, please execute the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies.

        If you return your proxy, you may nevertheless attend the Annual Meeting and, if you wish, vote your shares in person.

                                       By Order of the Board of Directors,

                                       DATUM INC.

                                       /s/ Robert J. Krist
                                       Robert J. Krist
                                       Secretary

Irvine, California
April 30, 2001

                                [DATUM INC LOGO]

                                 9975 TOLEDO WAY
                            IRVINE, CALIFORNIA 92618


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001


                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES

        The accompanying proxy is solicited by the Board of Directors of Datum Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held at the DoubleTree Hotel, Irvine Spectrum, 90 Pacifica Avenue, Irvine, California, on Thursday, June 14, 2001 at 10:00 a.m. local time, and at any and all adjournments or postponements thereof. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR the election of the nominees to the Board of Directors listed in the proxy. Any stockholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the Annual Meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the Annual Meeting and voting in person by the person who executed the proxy.

        This Proxy Statement is being mailed to the Company's stockholders on or about May 7, 2001. The solicitation will be by mail and the cost will be borne by the Company. Expenses will also include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communication with some stockholders by the Company's regular employees who will not receive additional compensation for the solicitation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

        Only holders of record of the Company's Common Stock outstanding at the close of business on May 7, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of April 23, 2001, there were 6,103,376 shares of Common Stock outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on May 7, 2001.

        An automated system administered by the Company's transfer agent will tabulate votes cast at the Annual Meeting. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Abstentions or broker non-votes or other failures to vote will have no such effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of April 23, 2001, (i) by each person (or group of affiliated persons) who is known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) by each of the Company's directors, including the Company's Chief Executive Officer (the "CEO"); (iii) by each of the four other most highly compensated executive officers, other than the CEO (collectively the "Named Executive Officers"); and
(iv) by all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of the persons listed below is the Company's address.

                                                                                      PERCENT OF
                                                       OUTSTANDING                    SHARES OF
                                                       COMMON STOCK                  COMMON STOCK
                                                       BENEFICIALLY                 BENEFICIALLY
NAME AND ADDRESS (1)                                      OWNED                         OWNED
--------------------                                   ------------                 --------------
State of Wisconsin Investment Board                     677,600(2)                      11.1%
121 East Wilson Street
Madison, WI  53707
Dimensional Fund Advisors Inc.                          436,400(3)                       7.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Elizabeth A. Fetter, Director                             2,500(4)                         *
G. Tilton Gardner, Director                              26,000(4)                         *
R. David Hoover, Director                                21,000(4)(11)                     *
Louis B. Horwitz, Director                              210,423(4)(5)                    3.4%
Michael M. Mann, Director                                62,000(4)(6)                    1.0%
Dan L. McGurk, Director                                  54,000(4)                         *
Erik H. van der Kaay, Chief Executive Officer,          165,323(4)(7)(8)(9)              2.7%
President and Chairman of the Board
Paul E. Baia, Vice President                             33,485(4)(9)                      *
Ilan Havered, Vice President                             10,430(4)(9)                      *
Michael J. Patrick, Vice President                       15,516(4)(9)                      *
John (Jack) R. Rice, Vice President                      47,153(4)(9)                      *
All Officers and Directors
as a Group (12 persons)                                 274,037(10)                     10.1%

*   Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 23, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon the Company's stock records and data supplied to the Company by the holders.

(2) Based upon Schedule 13G filed with the Securities and Exchange Commission on April 10, 2001.

(3) Based upon Schedule 13G filed with the Securities and Exchange Commission on February 2, 2001.

(4) Included in the total number of shares listed are 2,500 shares for Ms. Fetter, 13,000 shares for Mr. Gardner, 17,000 shares for Mr. Hoover, 62,500 shares for Mr. Horwitz, 21,000 shares for Dr. Mann, 7,000 shares for Mr. McGurk, 122,500 shares for Mr. van der Kaay, 12,500 shares for Mr. Patrick and 44,000 shares for Mr. Rice which may be acquired within sixty days of April 23, 2001 upon exercise of outstanding options.

(5) Includes 5,195 shares held for the account of Mr. Horwitz in the Company's Savings and Retirement Plan. Does not include 31,000 shares owned by an adult child of Mr. Horwitz.

(6) Includes 33,000 shares that are subject to shared voting and investment powers. These shares are owned by Blue Marble Development Group, Inc. Defined Benefit Pension Plan and Trust, of which Dr. Mann and his spouse are co-trustees.

(7) Mr. van der Kaay was elected Chairman of the Board of Directors effective January 1, 2000.

(8) Includes 30,000 shares of restricted Common Stock granted upon employment. (See "Executive Compensation - Severance and Consulting Agreements").

(9) Included in the total number of shares listed are 1,325 shares held for the account of Mr. Van der Kaay in the Company's Savings and Retirement Plan, 2,323 shares for Mr. Havered, 130 shares for Mr. Krist, 1,181 shares held for the account of Mr. Patrick and 2,720 shares held for the account of Mr. Rice.

(10) Includes 340,900 shares that may be acquired within sixty days after April 23, 2001, upon exercise of outstanding options. Also includes 16,075 shares held for the account of officers and directors in the Company's Savings and Retirement Plan.

(11) Includes 4,000 shares held in trust for Mr. Hoover's spouse, as to which he disclaims beneficial ownership.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The term of each director included in Class II expires at this Annual Meeting and, consequently, the nominees listed below under the heading "Class II" are being presented for election as directors to hold office until the Annual Meeting of Stockholders in 2004. The term of office of each director included in Class I will continue until the Annual Meeting of Stockholders in 2003. The term of office of each director in Class III will continue until the Annual Meeting of Stockholders in 2002.

        Mr. van der Kaay, Mr. Horwitz and Mr. Boschulte are being presented by the Board for election as directors to serve as members of Class II until the Annual Meeting of Stockholders in 2003. Mr. van der Kaay and Mr. Horwitz are presently serving as directors of the Company. Mr. Dan L. McGurk, who has been serving as a Class II director, is not standing for re-election to the Board of Directors this year, and will cease being a director on June 14, 2001. Unless instructed to the contrary, the shares represented by the proxies will be voted in favor of the election of Mr. van der Kaay, Mr. Horwitz and Mr. Boschulte as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. The persons receiving the highest number of votes will be elected as directors. Stockholders do not have the right to cumulate votes in the election of directors.

        Certain information as of April 23, 2001 with respect to the three nominees for election as directors and with respect to each director whose term of office continues is set forth below.

               Name of Individual           Age           Positions Held
               ------------------           ---           --------------
               CLASS I
               R. David Hoover              55            Director
               Elizabeth A. Fetter          42            Director

               CLASS II
               Erik H. van der Kaay         60            Chief Executive Officer, President
                                                          and Chairman of the Board
               Louis B. Horwitz             73            Director
               Alfred F. Boschulte          58            Director

               CLASS III
               G. Tilton Gardner            65            Director
               Michael M. Mann              61            Director

        Erik H. van der Kaay is President and Chief Executive Officer of Datum Inc., and, since January 2000, Chairman of the Board. He has been a director of the Company since his arrival at Datum in 1998. From 1990 to 1998, he held various positions within Allen Telecom, most recently as Executive Vice President. Mr. van der Kaay is currently a director of RF MicroDevices and TranSwitch Corporation.

        Alfred F. Boschulte has been Chairman and Chief Executive Officer of Independent Wireless One, Inc. since September 1998 and President and Chief Executive Officer of Detecon, Inc. since January 1998. From January 1996 through December 1997, he served as Managing Director of Exelcomindo, a national cellular service in Indonesia. From December 1994 through December 1995, Mr. Boschulte served as

President of Tomcom, L.P. and from November 1990 through December 1994, he served as president and Chairman of Nynex Mobile Communications. Mr. Boschulte is currently a director of TranSwitch Corporation.

        Elizabeth A. Fetter has been a director of the Company since March 2000. She served as Chief Executive Officer of NorthPoint Communications from March 2000 to March 2001 and as President from March 1999 to March 2000. NorthPoint Communications declared bankruptcy in January 2001. She previously was Vice President and General Manager of the Consumer Services Group at U.S. West since 1998 and President, Industry Markets for Pacific Bell since 1997. Ms. Fetter is currently a director of General Magic, Inc., Berbee, Andrew Corporation, San Francisco State University College of Business Advisory Board, San Francisco Chamber of Commerce Board and Executive Women's Advisory.

        R. David Hoover has been a director of the Company since 1995. He has been President and Chief Executive Officer, Ball Corporation, since January 2001. He was previously Vice Chairman, President and Chief Operating Officer from April 2000 to January 2001; Vice Chairman, President and Chief Financial Officer, January 2000 to April 2000; Vice Chairman and CFO, January 1998 to January 2000; Executive Vice President and CFO, April 1997 to January 1998; Executive Vice President CFO and Treasurer, April 1996 to April 1997; Executive Vice President and CFO, July 1995 to April 1996, all of Ball Corporation. Mr. Hoover is currently a director of Ball Corporation and of Energizer Holdings, Inc.

        G. Tilton Gardner has been a director of the Company since 1976. Mr. Gardner is currently a Managing Director of Roth Capital Partners. From February 1993 until January 1998, he was Executive Vice President of Van Kasper & Company, an investment banking firm.

        Louis B. Horwitz was Chairman of the Board from 1976 through 1999. Upon joining the Company in October 1976, through April 1998, Mr. Horwitz served as President and Chief Executive Officer. Prior to joining the Company, he was an independent management consultant and an Executive Vice President of Xerox Data Systems. Mr. Horwitz became a member of the Datum Board of Directors in 1975.

        Michael M. Mann is the President of Blue Marble Development Group, Inc., the Chairman of Management Technology, Inc., and an outside director of several closely held companies in the technology, health services and consumer goods sectors. Dr. Mann is an adjunct professor of Industrial and Systems Engineering at the University of Southern California, serves as a chair with the TEC, and is a member of the Board of Examiners of the Malcolm Baldridge National Quality Award. He joined the Datum Board of Directors in 1989.

        The Board of Directors met four times meetings and had two telephonic meetings during the fiscal year ended December 31, 2000. Each director attended at least 75% of all Board meetings and meetings of Committee on which that director served. Each member of the Board of Directors received $1,000 per month during the fiscal year ended December 31, 2000 for his services as a director. In addition, each other non-employee member of the Board of Directors received $1,000 for each meeting attended and $500 for each meeting of a committee of the Board attended by that director, other than committee meetings held in conjunction with meetings of the Board of Directors. In addition, under the Company's 1994 Stock Incentive Plan, each incumbent director who was not an employee of the Company was automatically granted a non-qualified option to purchase 2,500 shares of the Company's Common Stock on the first business day of calendar year 2000. Such options (i) have an exercise price equal to the fair market value of the Common Stock on the date of grant, (ii) vest in full one year from the date of grant and (iii) have a ten year term.

        The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee, and an Executive Committee.

        The principal duties of the Audit Committee are (i) to recommend to the Board of Directors the selection of the Company's independent accountants, (ii) to discuss and review with the Company's independent accountants the audit plan, the auditors' report and management letter and the Company's accounting policies and (iii) to review the accounting procedures and internal control procedures recommended by the Company's independent accountants. The Audit Committee held two meetings during the year ended December 31, 2000. The Audit Committee is comprised of Messrs. Hoover (Chairman) and McGurk, and Ms. Fetter. In April 2000, the Company adopted a new charter for the Audit Committee, in accordance with recently released SEC and NASDAQ rules, which charter is included with this proxy statement as Appendix A.

        The principal duties of the Compensation Committee are (i) to administer and approve the annual compensation rates of all officers and key employees of the Company, (ii) to administer the incentive compensation, stock award, stock option and other compensation plans of the Company and (iii) to make recommendations to the Board in connection with such plans. The Compensation Committee held two meetings during the year ended December 31, 2000. The Compensation Committee is comprised of Messrs. Gardner (Chairman), Mann, McGurk and Ms. Fetter.

        The principal duties of the Nominating Committee are (i) to conduct reviews of the qualifications of candidates proposed for membership on the Company's Board of Directors, and (ii) to make recommendations to the Board of Directors based on such reviews. The Nominating Committee was formed following the June 1998 meeting of the Board of Directors. The Nominating Committee held one meeting during the year ended December 31, 2000. The Nominating Committee is comprised of Messrs. Mann (Chairman), Hoover and van der Kaay.

        The principal duty of the Executive Committee is to serve as an advisory board to assist the Company's Chief Executive Officer. The Executive Committee was formed during the third quarter of 1999, and meet twice during the year ending December 31, 2000. The Executive Committee is comprised of Messrs. Horwitz (Chairman), van der Kaay, Mann and McGurk.

EXECUTIVE COMPENSATION

        The following table sets forth summary information concerning compensation of the Chief Executive Officer and the Named Executive Officers for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE





                                                                                LONG-TERM COMPENSATION AWARDS
                                                                                -----------------------------
                                                      ANNUAL COMPENSATION         RESTRICTED     SECURITIES       ALL OTHER
                                                    -------------------------        STOCK       UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR      SALARY ($)      BONUS ($)    AWARDS ($) (1)  OPTION (#)        ($) (2)
---------------------------               ----      ----------      ---------   ---------------  ------------   ------------
Erik H. van der Kaay (3)                  2000        325,000        100,000                        30,000          7,688
   President, Chief Executive             1999        325,563            -0-                        50,000          8,907
   Officer and                            1998        243,750        100,000        412,500        120,000         90,535
   Chairman of the Board

Louis B. Horwitz (4)                      2000            -0-            -0-                         2,500        117,500
   President, Chief Executive             1999            -0-            -0-                         2,500        150,000
   Officer and                            1998        188,781            -0-                        30,000        139,889
   Chairman of the Board

Michael J. Patrick (5)                    2000        174,711        287,500                        10,000          4,787
   Vice President of Datum Inc.           1999        149,540         32,000                        10,000          4,800
   and President of Datum - Irvine        1998         85,565         30,000                        15,000         50,559

John (Jack) R. Rice                       2000        195,750        187,000                        10,000          7,277
   Vice President of Datum Inc.           1999        199,592         77,580                        10,000          4,800
   and President of Datum - Austin        1998        180,000         96,500                        10,500          5,863

Paul E. Baia                              2000        149,809        130,800                        10,000          4,914
   Vice President of Datum Inc.           1999        141,094         14,000                        10,000          2,749
   and President Datum TT&M               1998        130,000         15,600                         5,000          3,969

Ilan Havered (6)                          2000        119,423         75,000                        10,000          2,581

(1) Amount shown represents 30,000 shares of Restricted Stock granted April 6, 1998, with a market value of $13.75 per share. The Restricted Stock vests over seven years with provisions for accelerated vesting if certain financial conditions are met. To date, 9,000 shares have vested in accordance with these acceleration provisions.

(2) Amounts shown represent Company contributions under the Company's Savings and Retirement Plan for the listed executives. The amount for Mr. van der Kaay for 1998 includes $87,160 for reimbursed relocation expenses. The amount for Mr. Patrick for 1998 includes $48,150 for reimbursed relocation expenses.

(3) Mr. van der Kaay was elected Chief Executive Officer, President and Director effective April 6, 1998. Mr. van der Kaay was elected Chairman of the Board January 1, 2000.

(4) Salary amounts for Mr. Horwitz include director's fees of $7,000 in 1998. Mr. Horwitz resigned as President and Chief Executive Officer on July 31, 1998. The amounts shown for Mr. Horwitz also include non-employee director's fees of $17,500, $50,000 and $20,833 for the years 2000, 1999 and 1998, respectively, and management fees of $100,000, $100,000 and $41,667 earned after retirement for the years 2000, 1999 and 1998, respectively.

(5)     Mr. Patrick began his employment with the Company May 4, 1998.

(6)     Mr. Havered was elected Vice President on June 8, 2000.

OPTION MATTERS

        Option Grants. The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended December 31, 2000. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the following table sets forth the hypothetical gains or "option spreads" that would exist for the options. Such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent the Company's estimate or projection of future Common Stock prices and no assurance can be given that the rates of annual compound stock appreciation assumed for the purposes of the following table will be achieved.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                 INDIVIDUAL GRANTS                                    VALUE AT ASSUMED
                         -----------------------------------------------------------------              ANNUAL RATES OF
                          NUMBER OF       % OF TOTAL                                                      STOCK PRICE
                         SECURITIES        OPTIONS                                                     APPRECIATION FOR
                         UNDERLYING       GRANTED TO                                                      OPTION TERM
                           OPTIONS       EMPLOYEES IN         EXERCISE          EXPIRATION         -------------------------
NAME                     GRANTED (#)    FISCAL YEAR (1)     PRICE ($/SH)          DATE (2)          5% ($)           10% ($)
----                     -----------    ---------------     ------------        ----------         --------          -------
Erik H. van der Kaay          30,000               8.6            20.125          4/3/2010          379,695          962,222
Michael J. Patrick            10,000               2.9            20.125          4/3/2010          126,565          320,741
John (Jack) R. Rice           10,000               2.9            20.125          4/3/2010          126,565          320,741
Paul E. Baia                  10,000               2.9            20.125          4/3/2010          126,565          320,741
Ilan Havered                  10,000               2.9            20.125          4/3/2010          126,565          320,741


(1) Options to purchase an aggregate of 348,750 shares of Common Stock were granted to employees, including the Named Executive Officers during the fiscal year ended December 31, 2000.

(2) Options granted have a term of 10 years, subject to earlier termination in certain events related to termination of employment. Options become exercisable in four equal annual installments from date of grant.

        Option Exercises. The following table sets forth certain information concerning the exercise of options by each of the Company's Named Executive Officers during the fiscal year ended December 31, 2000, including the aggregate value of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000. Also reported are the values for "in the money" options which represent the positive spread between the exercise prices of any such existing stock options and the fiscal year end price of the Company's Common Stock ($22.125 per share).

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                              SHARES                       OPTIONS AT FISCAL YEAR-END (#)          FISCAL YEAR-END ($)
                             ACQUIRED           VALUE      -----------------------------    ------------------------------
NAME                      ON EXERCISE (#)    REALIZED ($)  EXERCISABLE    UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                      ---------------    ------------  -----------    --------------    -----------      -------------
Erik H. van der Kaay             -0-             -0-          72,500          127,500          694,688          1,139,063
Michael J. Patrick               -0-             -0-          10,000           25,000          123,050            218,675
John (Jack) R. Rice              -0-             -0-          35,250           25,250          411,124            170,184
Paul E. Baia                   5,000          50,975          22,675           22,500          188,486            152,653
Ilan Havered                     -0-             -0-           4,975           16,500           68,573            109,079


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors has the responsibility for administering and approving compensation programs involving the Company's senior executives, including the Named Executive Officers. Compensation may include a base salary, a variable incentive bonus, stock options and/or stock grants. The Committee is composed of three independent, non-employee directors.

        The Company's executive compensation program is based upon the following principles:

        - There must be an appropriate correlation that provides a direct tie between each executive's compensation and long-term stockholder value.

        - Compensation in all forms must be related to both the Company's overall results and the individual's performance in the execution of his or her responsibilities.

        - There must be a balance between cash incentive and equity compensation.

        - Compensation is designed to fall in the median to high range of that paid to comparable executives in other similarly sized corporations, with particular dependence placed upon salaries listed in the surveys annually published by the American Electronics Association (the "Surveys"). Some, but not all, of the companies included in the Surveys are included in the Performance Graph on page 14 of this Proxy Statement.

        - Each compensation package must be designed to attract, retain and motivate appropriate executives.

        In applying the above principles to its review of an executive officer's compensation, the Committee subjectively reviews the performance of each executive officer but does not assign relative weights to any of the principles.

        The Company has not, and does not expect to, pay any compensation for which an expense deduction would be disallowed under Section 162(m) of the Internal Revenue Code of 1986, as amended, relating to the limitation of the deduction of compensation in excess of $1,000,000 to certain executive officers of publicly held companies. Any award under the Company's 1994 Stock Incentive Plan should be deemed performance-based compensation and, accordingly, should not be included in the calculation of an executive officer's compensation in determining the applicability of Section 162(m).

        The process of determining executive officer compensation for 2000, including the Chief Executive Officer's compensation to the extent not set contractually, was based upon the Company's 2000 results after consideration of the factors described above, and may be summarized as follows:

        - In March 2001 the Company's Chief Executive Officer presented a detailed analysis of the Company's performance for 2000 including a review of each of the operating divisions, and an analysis of each executive officer's performance in affecting the overall results. Consideration was given to net operating income, economic value added, growth, and development of new products. In addition, actual operating results, for each executive, were compared to specific assigned objectives which had been provided to them in written form early in 2000.

        - Using this information as a basis of performance, and considering the available comparable compensation information in the Surveys, the Chief Executive Officer prepared recommendations for modification to each subordinate executive officer's compensation package.

        - On March 12, 2001, and March 16, 2001, the Compensation Committee met to analyze the information prepared for its review and considered the recommendations of the Chief Executive Officer with regard to all executive officer salaries, except that of the Chief Executive Officer.

        - After in-depth discussion and consideration of the information, the Committee examined three aspects of each executive officer's compensation:

                        -       Base pay and modification, if any.

                        -       Incentive consideration, if any.

                        -       Stock options and stock awards, if any.

        - After review of the available data and comparable incentive packages, the Compensation Committee adjusted salaries for the Company's officers, awarded a bonus for 2000 based upon individual performance to each of the officers, and granted additional stock options to the officers, consistent with the Company's desire to provide a balance of current income and long-term performance-based incentive.

        - The Committee then considered these matters for the Chief Executive Officer in his absence. After discussion and consideration of the Company's performance, the Committee awarded a bonus of $100,000, a restricted stock award of 25,000 shares and stock options for 30,000 shares. Mr. van der Kaay's base salary was increased to $400,000 per annum.

        - The Committee then discussed the requirement to again establish clear and defined objectives for 2001 for each of the Company's officers. The Chairman stated that these objectives would be submitted in written form for review by the Compensation Committee.

        The members of the Compensation Committee believe the Company's compensation programs are consistent with the Company goals and have been applied in a fair and even-handed manner in the best interests of the Company and its stockholders.

                Members of the Compensation Committee:

Dan L. McGurk, Chairman
G. Tilton Gardner
Michael M. Mann

Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report and the performance graph on page 14 shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. McGurk, Gardner and Mann comprised the Compensation Committee for the fiscal year ended December 31, 2000. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Company served as a member of the Compensation Committee (or any other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

BOARD AUDIT COMMITTEE REPORT

        The Board of Directors has an Audit Committee which oversees Datum's accounting and financial functions, including matters relating to the appointment and activities of Datum's independent auditors. The Audit Committee regularly discusses with management and the outside auditors the financial information developed by Datum, Datum's systems of internal controls and its audit process. The Audit Committee recommends to the Board each fiscal year the appointment of the independent auditors and reviews periodically the auditors' performance and independence from management. The Audit Committee met with the independent auditors (both with and without the presence of Datum's management) to review and discuss the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), including various matters pertaining to the audit, including Datum's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by Datum.

        The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the committee is to perform. A copy of the charter is attached to this proxy statement as Appendix A. This year, the Audit Committee reviewed Datum's audited financial statements and met with both management and PricewaterhouseCoopers LLP, Datum's independent auditors, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee has received from and discussed with PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        Based on these reviews and discussions the Audit Committee recommended to the Board of Directors that Datum's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

        Datum's Audit Committee has determined that the provision of the services provided by PricewaterhouseCoopers LLP as set forth herein are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

        The Audit Committee consists of Messrs. Hoover and McGurk, and Ms. Fetter, each of whom is "independent" as defined in Rule 4200(a)(14) of the Nasdaq listing standards. That is, the Board of Directors has determined that none of the committee members has a relationship to Datum that may interfere with his independence from Datum and its management.

Audit Committee:

R. David Hoover, Chairman
Dan L. McGurk
Elizabeth A. Fetter


FEES OF INDEPENDENT AUDITORS PRICEWATERHOUSECOOPERS LLP

        AUDIT FEES

        The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of Datum's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in Datum's Forms 10-Q for the fiscal year ended December 31, 2000 were $247,000, $99,900 of which was billed in 2000.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        There were no fees billed by PricewaterhouseCoopers for financial information systems design and implementation professional services for the fiscal year ended December 31, 2000.

        ALL OTHER FEES

        The aggregate fees billed by PricewaterhouseCoopers for services other than those described above for the fiscal year ended December 31, 2000 were $198,954.

PERFORMANCE GRAPH

        This graph compares the Company's cumulative total return to stockholders during the past five years with that of the NASDAQ Market Index and the S&P Communications Equipment Index published by Media General Financial Services, Inc. (a list of the companies comprising the S&P Communications Equipment Index will be sent to any shareholder upon request).

            COMPARE 5 YEAR CUMULATIVE TOTAL, RETURN AMONG DATUM INC.,
                   NASDAQ MARKET INDEX AND S&P GROUP INDEX (1)


                               FISCAL YEAR ENDING

COMPANY/INDEX/MARKET               12/29/95    12/31/96    12/31/97   12/31/98   12/31/99  12/31/00
                                   --------    --------    --------   --------   --------  --------
Datum Inc.                          100.00      164.63      139.63     64.02      93.90     215.85

Communications Equipment            100.00      117.12      152.59     268.78     590.25    258.09

NASDAQ Market Index                 100.00      124.27      152.00     214.39     378.12    237.66

(1) Assumes $100 invested on January 1, 1996 and assumes dividends reinvested.


EMPLOYMENT, SEVERANCE AND CONSULTING AGREEMENTS

        In connection with the appointment of Erik H. van der Kaay as President and Chief Executive Officer of the Company, the Company entered into an employment agreement (the "Employment Agreement") with Mr. van der Kaay effective April 6, 1998. The Employment Agreement provides that Mr. van der Kaay will serve as President and Chief Executive Officer and, so long as he is employed under the Employment Agreement, the Company will nominate and recommend his election as a member of the Board of Directors. The Employment Agreement provides for an annual base salary of $325,000, which shall be reviewed annually by the Compensation Committee. In March 2001 the Compensation Committee increased Mr. van der Kaay's base salary to $400,000. Mr. van der Kaay is also entitled to participate in other management incentive compensation plans. In connection with his employment, Mr. van der Kaay was granted options to purchase 120,000 shares of Common Stock under the Company's 1994 Stock Incentive Plan. The options have an exercise price of $13.75, the fair market value on April 6, 1998, and vest in four equal annual installments. In addition, Mr. van der Kaay was granted 30,000 shares of Common Stock under the 1994 Stock Incentive Plan, which are subject to forfeiture in the event his employment with the Company is terminated. Such shares will vest, and become non-forfeitable, over seven years, with vesting accelerated upon certain events. To date, 9,000 shares have vested in accordance with these acceleration provisions. In the event Mr. Van der Kaay is terminated by the Company without cause within the first twelve months, he is entitled to severance pay equal to his then current monthly salary times the number of months from the date of termination to the end of twenty-four months following April 6, 1998. In the event such termination is twelve or more months following April 6, 1998, the severance amount equals his monthly salary times twelve.

        On October 9, 1992, the Company entered into a consulting agreement with Mr. Horwitz (the "Consulting Agreement"). The Consulting Agreement provides for consulting services to be provided commencing on the retirement of Mr. Horwitz as an officer and employee of the Company and continues for twelve months thereafter and may be renewed at the Company's option for successive additional twelve month periods or any portion thereof. The initial term of the Consulting Agreement commenced in August 1998. In the event of a "change of control" of the Company (as defined in the Executive Agreement) while the Consulting Agreement is in force, the term will be extended for a period of ten years from commencement. Under the Consulting Agreement, Mr. Horwitz is to provide such advice and consultation as the Company requests, including with respect to strategic planning, management, financial analysis, product planning and other corporate matters. As compensation, Mr. Horwitz will be paid $8,333.33 per day, plus travel expenses, and will be guaranteed a minimum of twelve days of service per year. In the event of death or disability prior to the end of the term of the Consulting Agreement, or any renewal term, and prior to a change of control of the Company, Mr. Horwitz, or his estate, shall be entitled to an amount equal to the fee for twelve days of consulting. In the event of death or disability after a change of control which results in an extension of the term, Mr. Horwitz, or his estate, will be entitled to the minimum annual payments for the balance of the term. The Consulting Agreement provides that it will be binding on successors on the Company's business.

        Effective October 29, 1999, the Company entered into Severance Compensation Agreements with Erik van der Kaay, Paul Baia, Michael Patrick and Jack Rice, the Company's executive officers. The Severance Compensation Agreements are intended to encourage the Company's executive officers to continue to provide the Company with their best efforts in the circumstance that a change in control of the Company is proposed. Each of the Severance Compensation Agreements have a three year term commencing upon a "change in control" (as defined) of the Company, and provide that if the executive is terminated within two years of a change in control (other than through the executive's death, disability, retirement, termination for "cause" or resignation without "good reason" (both terms as defined)), the executive shall be entitled to a severance payment equal to the sum of (a) the executive's highest base salary in effect during the twelve months leading up to the change in control; and (b) the executive's incentive compensation bonus for the year in which the termination takes place, calculated as though all performance criteria with respect thereto had been met; such sum to be multiplied by (i) in the case of Mr. van der Kaay, 2.99; and (ii) in the case of Messrs. Baia, Patrick and Rice, 1.0. The Severance Compensation Agreements also provide that all unvested options or restricted stock held by the executive shall vest as of such termination, and that the executive shall continue to be eligible to receive the health and insurance benefits he was receiving as of such termination until the earlier to occur of one year and the date the executive is covered by benefits offered by a new employer.

        On February 17, 2000, the Company and Mr. Waguespack entered into a Consulting Agreement, pursuant to which Mr. Waguespack would provide consulting services to the Company with respect to its international sales efforts for a three year term following Mr. Waguespack's retirement on May 1, 2000. The Consulting Agreement provides for monthly compensation of $3,000 plus $1,000 per day that Mr. Waguespack is required to travel in connection with providing such consulting services. The Consulting Agreement also provides that, through the term of the Consulting Agreement, the Company will continue to extend to Mr. Waguespack and his spouse substantially the same health and insurance benefits they received prior to Mr. Waguespack's retirement, and that Mr. Waguespack's unvested stock options shall continue to vest during the term of the Consulting Agreement on the same schedule as if Mr. Waguespack was still an employee of the Company.

        Effective December 8, 2000, the Company entered into a Severance Compensation Agreement with Robert J. Krist, the Company's Chief Financial Officer. The Severance Compensation Agreement is intended to encourage Mr. Krist to continue to provide the Company with his best efforts in the circumstance that a change in control of the Company is proposed. The Severance Compensation Agreement has a three year term commencing upon a "change in control" (as defined) of the Company, and provide that if he is terminated within two years of a change in control (other than through the executive's death, disability, retirement, termination for "cause" or resignation without "good reason" (both terms as defined)), he shall be entitled to a severance payment equal to the sum of (a) his highest base salary in effect during the twelve months leading up to the change in control; and (b) his incentive compensation bonus for the year in which the termination takes place, calculated as though all performance criteria with respect thereto had been met; such sum to be multiplied by 2.0. The Severance Compensation Agreement also provides that all unvested options or restricted stock held by Mr. Krist shall vest as of such termination, and that he shall continue to be eligible to receive the health and insurance benefits he was receiving as of such termination until the earlier to occur of one year and the date he is covered by benefits offered by a new employer.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        To the Company's knowledge, based solely on review of copies of reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were satisfied, except that Dan L. McGurk filed a Form 4 late and the Corporate Controller, acting as the Interim Chief Financial Officer for a longer period than expected, was late in filing a Form 3.


                             INDEPENDENT ACCOUNTANTS

        The firm of PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended December 31, 2000, was selected by the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, to act in the same capacity for the fiscal year ending December 31, 2001.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement if they so desire and respond to appropriate questions.


                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

        All proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement before January 1, 2002, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with the meeting. Notice should be sent to the attention of the Secretary of the Corporation and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

        With respect to stockholder proposals intended to be presented at the 2002 Annual meeting but which are not included in the related proxy statement, if a proponent of a proposal fails to notify the Company at least 45 days prior to the current year's anniversary of the date of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company was not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by January 1, 2001, the Company will be allowed to use its voting authority as outlined.


                                  ANNUAL REPORT

        The Company's Annual Report to Stockholders containing audited balance sheets as of the years ended December 31, 2000, and 1999, and audited statements of operations and changes of cash flows for the three years ended December 31, 2000, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.


                                  OTHER MATTERS

        At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter which will be acted upon at the Annual Meeting. If any other matters are properly presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, the persons named in the enclosed form of proxy will have discretion to vote on such matters in accordance with their best judgment.



                                       By Order of the Board of Directors,

                                       DATUM INC.

                                       /s/ Robert J. Krist
                                       Robert J. Krist
                                       Secretary

Irvine, California
April 30, 2001


        COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, DATUM INC., 9975 TOLEDO WAY, IRVINE, CALIFORNIA 92618.

                                   APPENDIX A

                                   DATUM INC.
                             AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE PURPOSE

        The Audit Committee is appointed by and reports to the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's external auditors.

        The Audit Committee shall have direct access to the independent auditors and shall have the authority to retain special legal, accounting or other consultants as it deems necessary to advise the Committee. The Audit Committee may request any officer or employee of the company or the Company's outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

        The Audit Committee shall make regular reports to the Board.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

        Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Audit Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall meet the independence and experience requirements of the Nasdaq Stock Market and shall be free from any relationship that would interfere with the exercise of his or her independent judgment.

        All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one shall have employment experience in accounting or related financial management experience.

        The Committee shall meet at least twice annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or least its Chair, will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

        The Audit Committee shall:

        1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        2. Review the annual audited financial statements prior to filing and discuss with management and the independent auditors major issues regarding accounting and auditing principles and practices, changes in principles and practices, judgments made, the adequacy of internal controls, and any other significant issues regarding accounting principles, practices and judgments. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        3. Discuss any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

        4. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        5. Recommend to the Board the appointment of the independent auditor, approve the fees to be paid and evaluate their performance. The audit firm is ultimately accountable to the Board and the Audit committee as representatives. Review periodic reports of the independent auditor regarding the auditor's independence consistent with current standards and annually discuss such performance and reports with the auditor and the full Board and recommend to the Board the appointment of the auditors or approve the discharge of the auditors when circumstances warrant.

        6. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

        7. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any restrictions on the scope of activities or access to required information.

        8. Approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement and such report shall include the following:

                a. That the Audit Committee has reviewed and discussed with management the audited financial statement.

                b. That the Audit Committee has discussed the financial statements with its independent auditors regarding the matters covered by AICPA SAS No. 61 as well as the independence of the auditors.

                c. That the Board has adopted a written Audit Committee charter and that a copy will be attached to the proxy statement at least once every three years.

        9.      That the members of the Audit Committee are independent.

        10. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

        11. Review with the Company's outside counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

        12. Meet at least twice annually with the chief financial officer and the independent auditor.

        13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

        14. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct auditing or determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws and regulations.

PROXY


                                   DATUM INC.

                                  [Datum Logo]

                                9975 TOLEDO WAY
                            IRVINE, CALIFORNIA 92618


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Erik H. van der Kaay and Robert J. Krist as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Datum Inc. held of record by the undersigned on May 7, 2001, at the Annual Meeting of Stockholders to be held on June 14, 2001 and at any adjournment or postponement thereof.



                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)








--------------------------------------------------------------------------------
                            / FOLD AND DETACH HERE /

                                                                 Please mark [X]
                                                                   your votes as
                                                                    indicated in
                                                                    this example



                              COMMON STOCK


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED BELOW.

                                        FOR ALL
                                        nominees
                                        listed
                                        (except as   WITHHOLD
                                        indicated    AUTHORITY
                                        to the       to vote for
                                        contrary     all nominees
                                        hereon)      listed                                               FOR   AGAINST   ABSTAIN
1. Election of Directors to Class II:    [ ]          [ ]                                                 [ ]     [ ]        [ ]

   INSTRUCTION: To withhold authority to vote for                 2. In their discretion, the Proxies are authorized to vote
   an individual nominee, write that nominee's name                  upon such other business as may properly come before the
   in the space provided below:                                      meeting or any adjournment or postponement thereof.

                                                                  Please date this Proxy and sign it exactly as your name or
   ------------------------------------------------               names appear below. When shares are held by joint tenants, both should sign. When signing as an attorney, executor,
                                                                  administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized director.
                                                                  If shares are held by a partnership, please sign in
                                                                  partnership name by an authorized person.

Erik H. Vander Kaay, Louis B. Horwitz                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
  and Alfred F. Boschulte                                         USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY
                                                                  SHOWN, PLEASE PRINT CHANGES.

                                                                  All other proxies heretofore given by the undersigned to vote shares of stock of Datum Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment or postponement thereof, are hereby
                                                                  expressly revoked.



Signature:                                        Signature if held jointly                              Dated:           , 2001
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